                               MATERIAL CONTRACTS



Exhibit 10 is an Employment Agreement between James S. Marlen and the Company which document is incorporated by reference to Annual Report on Form 10-K filed with the Commission for Registrant's fiscal year ended November 30, 1993.










                                   EXHIBIT 10